UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2020 (September 10, 2020)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor
New York, New York 10005
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2020, Assurant, Inc. (the “Company”) announced that Dimitry DiRienzo was appointed Senior Vice President, Chief Accounting Officer and Controller of the Company at a meeting of the Board of Directors of the Company on September 10, 2020, effective September 14, 2020. In connection with Mr. DiRienzo’s appointment, Richard S. Dziadzio, the Company’s Executive Vice President and Chief Financial Officer, ceased serving as the Company’s interim Chief Accounting Officer and Controller as of September 14, 2020.
Mr. DiRienzo, 44, most recently served as Chief Financial Officer of IT and Operations at Chubb Limited from June 2020 to August 2020. Prior to that, from July 2019 to June 2020, Mr. DiRienzo was Deputy Chief Financial Officer of its overseas operations, and held several other leadership roles during his 13-year tenure at Chubb, including Senior Vice President, Chief Auditor from June 2015 to June 2019, and Senior Vice President, Controller for Chubb Life.
Mr. DiRienzo’s offer letter provides that he will receive the following compensation: (i) an annualized base salary of $425,000, (ii) a target annual incentive award opportunity of 65% of his annual base salary under the Company’s Short Term Incentive Plan and (iii) a target long-term incentive award opportunity of 60% of his annual base salary under the Company’s 2017 Long Term Equity Incentive Plan, as amended in May 2019 (“ALTEIP”). Mr. DiRienzo will also participate in the compensation and benefit programs available to officers of the Company, including the Executive 401(k) Plan. In addition, Mr. DiRienzo will receive a one-time equity award on October 1, 2020 of 5,000 restricted stock units (“RSUs”) under the Company’s ALTEIP. The RSUs will vest in equal instalments over a 3-year period, subject to continued employment through the applicable vesting dates. Mr. DiRienzo will also receive a $50,000 sign-on bonus payable on October 2, 2020.
Item 7.01. Regulation FD Disclosure.

A copy of the Company’s news release in connection with Mr. DiRienzo’s appointment is attached hereto as Exhibit 99.1.
        The information being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1	News Release, dated September 14, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: September 14, 2020	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Vice President and Corporate Secretary